CSFB04-AR07_FLT - Bond Payment Profiles								Non-Conforming Floaters - To Maturity

	15 CPR - Call	20 CPR - Call	25 CPR - Call	28 CPR - Call	30 CPR - Call	32 CPR - Call	35 CPR - Call	40 CPR - Call	45 CPR - Call	50 CPR - Call
	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)

5A2	- Non-Conforming Pass Thru
WAL	5.12	3.89	3.08	2.71	2.50	2.31	2.06	1.72	1.43	1.19
Principal Window	Aug04 - Jul29	Aug04 - Mar25	Aug04 - Jun21	Aug04 - Aug19	Aug04 - Jul18	Aug04 - Aug17	Aug04 - May16	Aug04 - Aug14	Aug04 - Mar13	Aug04 - Jan12
Principal # Months	300	248	203	181	168	157	142	121	104	90

5A3	- Non-Conforming Front-End Sequential
WAL	2.79	2.08	1.63	1.42	1.30	1.20	1.08	0.92	0.79	0.69
Principal Window	Aug04 - Oct11	Aug04 - Jan10	Aug04 - Nov08	Aug04 - May08	Aug04 - Jan08	Aug04 - Jun07	Aug04 - Mar07	Aug04 - Oct06	Aug04 - Jun06	Aug04 - Mar06
Principal # Months	87	66	52	46	42	35	32	27	23	20

5A4	- Non-Conforming Back-End Sequential
WAL	12.12	9.32	7.42	6.57	6.09	5.64	5.00	4.11	3.36	2.69
Principal Window	Oct11 - Jul29	Jan10 - Mar25	Nov08 - Jun21	May08 - Aug19	Jan08 - Jul18	Jun07 - Aug17	Mar07 - May16	Oct06 - Aug14	Jun06 - Mar13	Mar06 - Jan12
Principal # Months	214	183	152	136	127	123	111	95	82	71

M1	- Subordinate Bond
WAL	8.93	6.79	5.46	4.94	4.67	4.44	4.19	3.94	3.87	4.01
Principal Window	Aug08 - May23	Aug07 - Apr19	Aug07 - May16	Aug07 - Jan15	Sep07 - Apr14	Sep07 - Aug13	Sep07 - Sep12	Oct07 - Jun11	Nov07 - Jul10	Dec07 - Sep09
Principal # Months	178	141	106	90	80	72	61	45	33	22

M2	- Subordinate Bond
WAL	8.40	6.36	5.10	4.59	4.33	4.11	3.85	3.55	3.38	3.32
Principal Window	Aug08 - Sep18	Aug07 - May15	Aug07 - Mar13	Aug07 - Mar12	Aug07 - Aug11	Aug07 - Feb11	Aug07 - Jun10	Sep07 - Aug09	Sep07 - Nov08	Oct07 - Apr08
Principal # Months	122	94	68	56	49	43	35	24	15	7

M3	- Subordinate Bond
WAL	7.17	5.41	4.34	3.92	3.71	3.54	3.35	3.18	3.11	3.12
Principal Window	Aug08 - Oct15	Aug07 - Jan13	Aug07 - Apr11	Aug07 - Jul10	Aug07 - Feb10	Aug07 - Sep09	Aug07 - Mar09	Aug07 - Jun08	Aug07 - Dec07	Aug07 - Oct07
Principal # Months	87	66	45	36	31	26	20	11	5	3

LIBOR_1MO	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280
LIBOR_6MO	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870

Note: a) Information is preliminary. Assumes 5.75% + 3.00% additional Mezz subordination. Total initial Subordination to AAA is 8.75% (assumed). Subordination and Collateral Characteristics subject to change.  b) Cashflows do not include 2bps strips from Groups 3 and 4.

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

18-Jun

PRELIMINARY!

SUBJECT TO CHANGE!

CSFB04-AR07_FLT - Bond Payment Profiles								Non-Conforming Floaters - To Call

	15 CPR - Call	20 CPR - Call	25 CPR - Call	28 CPR - Call	30 CPR - Call	32 CPR - Call	35 CPR - Call	40 CPR - Call	45 CPR - Call	50 CPR - Call
	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)	(N)

5A2	- Non-Conforming Pass Thru
WAL	4.74	3.58	2.82	2.48	2.28	2.11	1.88	1.57	1.30	1.11
Principal Window	Aug04 - Feb17	Aug04 - Mar14	Aug04 - Mar12	Aug04 - Apr11	Aug04 - Oct10	Aug04 - May10	Aug04 - Oct09	Aug04 - Jan09	Aug04 - May08	Aug04 - Nov07
Principal # Months	151	116	92	81	75	70	63	54	46	40

5A3	- Non-Conforming Front-End Sequential
WAL	2.79	2.08	1.63	1.42	1.30	1.20	1.08	0.92	0.79	0.69
Principal Window	Aug04 - Oct11	Aug04 - Jan10	Aug04 - Nov08	Aug04 - May08	Aug04 - Jan08	Aug04 - Jun07	Aug04 - Mar07	Aug04 - Oct06	Aug04 - Jun06	Aug04 - Mar06
Principal # Months	87	66	52	46	42	35	32	27	23	20

5A4	- Non-Conforming Back-End Sequential
WAL	10.60	8.08	6.40	5.65	5.23	4.84	4.29	3.51	2.84	2.37
Principal Window	Oct11 - Feb17	Jan10 - Mar14	Nov08 - Mar12	May08 - Apr11	Jan08 - Oct10	Jun07 - May10	Mar07 - Oct09	Oct06 - Jan09	Jun06 - May08	Mar06 - Nov07
Principal # Months	65	51	41	36	34	36	32	28	24	21

M1	- Subordinate Bond
WAL	8.36	6.34	5.10	4.61	4.36	4.16	3.94	3.73	3.65	3.32
Principal Window	Aug08 - Feb17	Aug07 - Mar14	Aug07 - Mar12	Aug07 - Apr11	Sep07 - Oct10	Sep07 - May10	Sep07 - Oct09	Oct07 - Jan09	Nov07 - May08	Nov07 - Nov07
Principal # Months	103	80	56	45	38	33	26	16	7	1

M2	- Subordinate Bond
WAL	8.31	6.30	5.05	4.54	4.28	4.07	3.81	3.52	3.35	3.29
Principal Window	Aug08 - Feb17	Aug07 - Mar14	Aug07 - Mar12	Aug07 - Apr11	Aug07 - Oct10	Aug07 - May10	Aug07 - Oct09	Sep07 - Jan09	Sep07 - May08	Oct07 - Nov07
Principal # Months	103	80	56	45	39	34	27	17	9	2

M3	- Subordinate Bond
WAL	7.17	5.41	4.34	3.92	3.71	3.54	3.35	3.18	3.11	3.12
Principal Window	Aug08 - Oct15	Aug07 - Jan13	Aug07 - Apr11	Aug07 - Jul10	Aug07 - Feb10	Aug07 - Sep09	Aug07 - Mar09	Aug07 - Jun08	Aug07 - Dec07	Aug07 - Oct07
Principal # Months	87	66	45	36	31	26	20	11	5	3

LIBOR_1MO	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280	1.280
LIBOR_6MO	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870	1.870

Note: a) Information is preliminary. Assumes 5.75% + 3.00% additional Mezz subordination. Total initial Subordination to AAA is 8.75% (assumed). Subordination and Collateral Characteristics subject to change.  b) Cashflows do not include 2bps strips from Groups 3 and 4.

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

18-Jun

PRELIMINARY!

SUBJECT TO CHANGE!